UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)    October 17, 2002
                                                    -------------------------
                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)


Item 5.  Other Events

MBNA Corporation released earnings for the third quarter of 2002 on October 17, 2002, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits










































                                                                  Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,       Ended September 30,
                               2002         2001         2002         2001
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a)(f):

Net interest income........ $   482,271  $   415,703  $ 1,500,364  $ 1,175,530
Provision for possible
 credit losses.............     288,195      314,322      922,520      855,378
Other operating income.....   1,668,145    1,805,614    4,898,040    4,834,102
Other operating expense....   1,234,395    1,140,421    3,542,455    3,280,015
  Net income...............     398,042      478,342    1,225,794    1,169,525

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PER COMMON SHARE DATA FOR THE PERIOD(b)(f):

Earnings................... $       .31  $       .37  $       .95  $       .91
Earnings-assuming
 dilution..................         .30          .36          .93          .88
Dividends..................         .07          .06          .20          .18
Book value.................        6.52         5.63

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RATIOS (f):

Return on average total
 assets....................        3.21%        4.58%        3.49%        3.93%
Return on average
 stockholders' equity......       18.55        26.49        20.26        22.77
Average receivables to
 average deposits..........       90.97        80.60        89.53        79.66
Stockholders' equity to
 total assets..............       16.87        17.19

Loan Receivables:
  Delinquency(c)(e)........        3.99         3.61
  Net credit losses(a).....        4.38         4.11         4.55         4.14

Managed Loans:
  Delinquency(e)...........        4.79         4.23
  Net credit losses........        4.84         4.90         4.97         4.69
  Net interest margin(d)...        7.66         8.57         8.40         8.21
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,       Ended September 30,
                               2002         2001         2002         2001
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                                               (unaudited)
MANAGED DATA(a)(f):

At Period End:
  Loans held for
   securitization......... $  8,739,327  $ 5,742,127
  Loan portfolio..........   17,597,035   13,308,652
  Securitized loans.......   76,463,085   73,534,371
                           ------------  -----------
    Total managed loans... $102,799,447  $92,585,150
                           ============  ===========

Average for the Period:
  Loans held for
   securitization........ $  7,520,563  $ 6,841,400  $  8,149,709  $  6,681,262
  Loan portfolio.........   18,781,633   13,615,360    16,702,691    13,058,225
  Securitized loans......   75,618,982   71,395,990    73,931,586    69,976,101
                          ------------  -----------  ------------  ------------
    Total managed loans.. $101,921,178  $91,852,750  $ 98,783,986  $ 89,715,588
                          ============  ===========  ============  ============
For the Period:
  Sales and cash advance
   volume................ $ 41,728,379  $35,935,826  $116,143,069  $103,060,154
  Net interest income....    2,113,405    2,120,066     6,691,688     5,889,477
  Provision for possible
   credit losses.........    1,231,994    1,229,167     3,757,846     3,402,035
  Other operating income.      980,810    1,016,096     2,542,042     2,666,812

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,       Ended September 30,
                               2002         2001         2002         2001
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                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END(a)(f):

Investment securities and
 money market instruments.. $ 8,014,212  $ 7,544,665
Loans held for
 securitization............   8,739,327    5,742,127

Credit card loans..........   9,328,647    7,567,748
Other consumer loans.......   8,268,388    5,740,904
                            -----------  -----------
  Total loans..............  17,597,035   13,308,652
Reserve for possible
 credit losses.............    (983,374)    (789,095)
                            -----------  -----------
  Net loans................  16,613,661   12,519,557

Total assets...............  50,632,479   43,089,574
Total deposits.............  30,098,802   25,634,526
Stockholders' equity.......   8,542,110    7,405,991
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,       Ended September 30,
                               2002         2001         2002         2001
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                                               (unaudited)
AVERAGE BALANCE SHEET DATA(a)(f):

Investment securities and
 money market instruments.. $ 7,535,558  $ 6,301,080  $ 7,773,688  $ 6,199,410
Loans held for
 securitization............   7,520,563    6,841,400    8,149,709    6,681,262

Credit card loans..........  10,678,420    7,155,281    9,452,920    7,705,799
Other consumer loans.......   8,103,213    6,460,079    7,249,771    5,352,426
                            -----------  -----------  -----------  -----------
  Total loans..............  18,781,633   13,615,360   16,702,691   13,058,225
Reserve for possible
 credit losses.............    (972,589)    (697,713)    (928,261)    (612,215)
                            -----------  -----------  -----------  -----------
  Net loans................  17,809,044   12,917,647   15,774,430   12,446,010

Total assets...............  49,183,891   41,412,393   46,944,729   39,778,936
Total deposits.............  28,912,930   25,381,715   27,758,557   24,779,702
Stockholders' equity.......   8,511,515    7,165,278    8,089,308    6,865,971
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Weighted average common
 shares outstanding
 (000)(b)..................   1,277,720    1,277,718    1,277,805    1,277,753
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(b)..................   1,297,412    1,312,708    1,304,541    1,315,627
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NOTES:
(a) For purposes of comparability, certain prior period amounts have been reclassified.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents have been adjusted to reflect the three-for-two stock split of MBNA Corporation's Common Stock effected in the form of a dividend, issued on July 15, 2002, to stockholders of record as of the close of business on July 1, 2002. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee and director stock options. MBNA Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.

(e) During September 2001, MBNA Corporation initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. This included assistance for Customers who may not have received their statement in a timely manner or may have had delivery of their payment delayed. MBNA Corporation's actions postponed some Customer's accounts from becoming delinquent. As a result, MBNA Corporation's managed and reported delinquency ratios were lower than their anticipated levels. Without these measures, MBNA Corporation estimates that managed delinquency ratios would have been between 4.85% and 4.95% at September 30, 2001, respectively. Charged-off accounts were unaffected.
(f) MBNA Corporation adopted the FFIEC guidance for uncollectible interest and fees in September 2002 which resulted in a decrease to income before income taxes of $263.7 million ($167.2 million after taxes) for the three and nine months ended September 30, 2002 through a reduction of $66.3 million of interest income and $197.4 million of other operating income. This change also reduced ending total loans by $86.5 million, accrued income receivable by $5.2 million, and accounts receivable from securitization by $172.0 million. Without this change, MBNA Corporation estimates that managed and reported delinquency would have been approximately 5.08% and 4.39% at September 30, 2002, respectively. Managed net interest margin for the three and nine months ended September 30, 2002 would have been 8.67% and 8.75%, respectively. Managed and net charge-off ratios were not significantly affected by the change. MBNA Corporation's earning per common share-assuming dilution for the three and nine months ended September 30, 2002 would have been $.43 and $1.06, respectively, before the change.































                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  October 17, 2002                 By:     /s/     M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer